Report of Independent
Registered Public Accounting
Firm

To the Shareholders and Board of
Trustees of
Money Market Obligations Trust:

In planning and performing our
audits of the financial statements
of the Federated Government
Obligations Fund, Federated
Government Obligations Tax-
Managed Fund, Federated
Municipal Obligations Fund,
Federated Prime Cash Obligations
Fund, Federated Institutional
Prime Obligations Fund (formerly,
Federated Prime Obligations
Fund), Federated Institutional
Prime Value Obligations Fund
(formerly, Federated Prime Value
Obligations Fund), Federated Tax-
Free Obligations Fund, and
Federated Treasury Obligations
Fund, , (collectively the ?Funds?),
each a portfolio of the Money
Market Obligations Trust, as of
and for the year ended July 31,
2016, in accordance with the
standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds? internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds?
internal control over financial
reporting. Accordingly, we
express no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  A Fund?s
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in
accordance with generally
accepted accounting principles.  A
Fund?s internal control over
financial reporting includes those
policies and procedures that (1)
pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of
the assets of the Fund; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally accepted
accounting principles, and that
receipts and expenditures of the
Fund are being made only in
accordance with authorizations of
management and directors of the
Fund; and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use, or disposition of
the fund?s assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.  Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because
of changes in conditions, or that
the degree of compliance with
policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow
management or employees, in the
normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis.  A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of the
Funds? annual or interim financial
statements will not be prevented
or detected on a timely basis.

Our consideration of the Funds?
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control that
might be material weaknesses
under standards established by the
Public Company Accounting
Oversight Board (United States).
However, we noted no
deficiencies in the Funds? internal
control over financial reporting
and its operations, including
controls over safeguarding
securities that we consider to be a
material weakness as defined
above as of July 31, 2016.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Money Market
Obligations Trust and the
Securities and Exchange
Commission and is not intended to
be and should not be used by
anyone other than these specified
parties.




/s/ KPMG LLP

Boston, Massachusetts
September 26, 2016